UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 1, 2025

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35707	37-1699499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Liberty Formula One Common Stock	FWONA	The Nasdaq Stock Market LLC
Series C Liberty Formula One Common Stock	FWONK	The Nasdaq Stock Market LLC
Series A Liberty Live Common Stock	LLYVA	The Nasdaq Stock Market LLC
Series C Liberty Live Common Stock	LLYVK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On July 3, 2025, Liberty Media Corporation (“Liberty Media”) filed a Current Report on Form 8-K (the “Original Form 8-K”) announcing the completion of its previously announced acquisition, by Libertad Especia, S.L.U., a private limited company incorporated in Spain and a wholly owned subsidiary of Liberty Media, of approximately 84% of the equity interests in Dorna Sports, S.L., a private limited company incorporated in Spain (“MotoGP”), for cash.

This amendment to the Original Form 8-K is being filed to include the financial statements required by Item 9.01(a) and Item 9.01(b) of Form 8-K and includes (i) the unaudited pro forma condensed combined balance sheet and statement of operations of Liberty Media as of and for the six months ended June 30, 2025, (ii) the unaudited pro forma condensed combined statement of operations of Liberty Media for the year ended December 31, 2024 and (iii) the audited consolidated financial statements of MotoGP for the year ended December 31, 2024 prepared in accordance with generally accepted accounting principles in Spain (“Spanish GAAP”). Except as set forth herein, this amendment does not amend or update any other information in the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

The unaudited pro forma condensed combined financial information with respect to the transaction described in Item 2.01 of the Original Form 8-K is filed as Exhibit 99.1 hereto and incorporated herein by reference.

The audited consolidated financial statements of MotoGP for the year ended December 31, 2024 prepared in accordance with Spanish GAAP is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte Auditores, S.L. (MotoGP)
99.1	Unaudited pro forma financial information of Liberty Media as of and for the six months ended June 30, 2025 and for the year ended December 31, 2024
99.2	Audited consolidated financial statements of MotoGP for the year ended December 31, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2025

LIBERTY MEDIA CORPORATION

By:	/s/ Wade Haufschild
	Name:	Wade Haufschild
	Title:	Senior Vice President